UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2012

Wolverine World Wide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06024	38-1185150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan		49351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indenture

In connection with the consummation of the previously announced acquisition by Wolverine World Wide, Inc. (the “Company”) of the Performance + Lifestyle Group business (the “PLG Business”) of Collective Brands, Inc., a Delaware corporation (“CBI”), the Company, certain domestic subsidiaries of the Company named therein (the “Guarantors”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into the Senior Notes Indenture dated as of October 9, 2012 (the “Indenture”), pursuant to which the Company issued $375 million aggregate principal amount of 6.125% Senior Notes due 2020 (the “Notes,” and the offering thereof, the “144A Offering”).

The Notes will bear interest at the rate of 6.125% per year. Interest on the Notes is payable on April 15 and October 15 of each year, beginning on April 15, 2013. The Notes will mature on October 15, 2020. At any time prior to October 15, 2016, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus a “make-whole” premium as set forth in Indenture, plus accrued and unpaid interest. In addition, before October 15, 2015, the Company may redeem up to 35% of the Notes at a redemption price equal to 106.125% of their principal amount, plus accrued and unpaid interest, using the proceeds of certain equity offerings. Further, on and after October 15, 2016, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 103.063% of the principal amount, if redeemed during the twelve-month period beginning on October 15, 2016, 101.531% of the principal amount, if redeemed during the twelve-month period beginning on October 15, 2017 and 100.000% of the principal amount, if redeemed during the twelve-month period beginning on October 15, 2018 and thereafter, in each case plus accrued and unpaid interest.

The Indenture requires that, upon the occurrence of a Change of Control (as defined in the Indenture), unless the Company has exercised its right to redeem all of the Notes pursuant to the Indenture, the Company shall offer to purchase all of the Notes at a purchase price in cash equal to 101% of the outstanding principal amount of such Notes, plus accrued and unpaid interest. If the Company or its restricted subsidiaries dispose of assets, under certain circumstances, the Company will be required to use the net proceeds from such disposals to make an offer to purchase Notes at an offer price in cash in an amount equal to 100% of the outstanding principal amount of such Notes, plus accrued and unpaid interest.

The proceeds from the 144A Offering will be used to finance, in part, the acquisition of the PLG Business, repay any amounts outstanding under the Company’s existing revolving credit facility, repay certain of CBI’s indebtedness, and pay related fees and expenses.

The Indenture contains covenants that, among other things, restrict the ability of the Company and its restricted subsidiaries to incur additional indebtedness and guarantee indebtedness; pay dividends or make other distributions in respect of, or repurchase or redeem, the Company’s capital stock; prepay, redeem or repurchase certain debt; issue certain preferred stock or similar equity securities; make loans and investments; sell or otherwise dispose of assets; consolidate or merge; incur liens; enter into transactions with affiliates; and enter into agreements restricting the ability of the Company’s restricted subsidiaries to pay dividends and make other distributions. Certain of the covenants will be suspended upon the Notes achieving an investment grade rating from specified rating agencies. The terms of the Indenture include customary events of default, including, but not limited to, failure to make payment, failure to comply with the obligations set forth in the Indenture, certain defaults on certain other indebtedness, and invalidity of the guarantees under the notes issued pursuant to the Indenture.

The Notes are guaranteed on a senior unsecured basis, by each of the Company’s existing and future domestic subsidiaries that is a borrower under or that guarantees obligations under the Company’s Credit Agreement dated July 31, 2012 (as amended, the “New Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as a lender, J.P. Morgan Europe Limited, as foreign currency agent, Wells Fargo Bank, National Association, as syndication agent and as a lender, Fifth Third Bank, as documentation agent and as a lender, PNC Bank, National Association, as documentation agent and as a lender and the other lenders party thereto, or that guarantees the Company’s other indebtedness or indebtedness of any Guarantor, which indebtedness in either case is in an aggregate principal amount of $50.0 million or greater. The Notes and the related guarantees are the Company’s and the Guarantors’ senior unsecured obligations, and will rank senior in right of payment to all of the Company’s and the Guarantors’ existing and future subordinated indebtedness; rank equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior indebtedness; be effectively subordinated to any of the Company’s and the Guarantors’ existing and future secured debt, including indebtedness under the New Credit Agreement, to the extent of the value of the assets securing such debt; and be structurally subordinated to all of the existing and future liabilities (including debt and trade payables but excluding intercompany liabilities) of each of the Company’s subsidiaries that do not guarantee the Notes. The Notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes are subject to restrictions on transferability and resale.

The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the material terms of the Indenture is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Registration Rights Agreement

In connection with the sale of the Notes, the Company, the Guarantors and J.P. Morgan Securities LLC, as representative of the several initial purchasers, entered into a registration rights agreement, dated as of October 9, 2012 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company and the Guarantors are obligated to file for the benefit of the holders of the Notes an exchange offer registration statement to allow holders to exchange Notes for the same principal amount of a new issue of notes with substantially identical terms, except that the new issue of notes will generally be freely transferable without further registration under the Securities Act. In addition, the Company and the Guarantors, under certain circumstances, must use their reasonable best efforts to file and cause to become effective a shelf registration statement to cover resales of the Notes.

If (i) the Company and the Guarantors fail to complete the registered exchange offer or a shelf registration statement is required and has not been declared effective within 360 days after the initial issuance of the Notes, (ii) an initial purchaser requests a shelf registration statement and such shelf registration statement does not become effective by the later of 360 days after the initial issuance of the Notes or the 90th day following such request, or (iii) a shelf registration is declared effective but thereafter, during any 12-month period, ceases for more than 30 days to be effective or usable in connection with resales or exchanges of Notes during the time periods specified in the Registration Rights Agreement or ceases to be effective on more than two occasions, the Company will be required to pay additional interest on the Notes. With respect to the first 90-day period immediately following the occurrence of the first registration default, additional interest shall be payable in an amount equal to 0.25% per annum on the principal amount of Notes. The amount of the additional interest will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period until all registration defaults have been cured, provided that the maximum rate at which such additional interest accrues may not exceed 1.00% per annum.

The Registration Rights Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K and the description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Second Amendment to the New Credit Agreement

On October 8, 2012, the Company entered into the Second Amendment (the “Second Amendment”) to the New Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and as a lender, J.P. Morgan Europe Limited, as foreign currency agent, Wells Fargo Bank, National Association, as syndication agent and as a lender, Fifth Third Bank, as documentation agent and as a lender, PNC Bank, National Association, as documentation agent and as a lender and the other lenders party thereto. A summary of the terms of the New Credit Agreement may be found in the Company’s Current Report on Form 8-K filed on August 1, 2012, and a summary of the terms of the First Amendment to the New Credit Agreement may be found in the Company’s Current Report on Form 8-K filed on October 4, 2012, which summaries are incorporated herein by reference.

The Second Amendment reduces the interest rate margin applicable to the term loan B facility (the “Term Loan B Facility”) under the New Credit Agreement. Under the Second Amendment, the initial interest rate per annum applicable to amounts outstanding under the Term Loan B Facility will be, at the Company’s option, either (i) the ABR as defined in the New Credit Agreement (the “Base Rate”) plus an applicable margin of 2.00% per annum, or (ii) the Eurocurrency Rate as defined in the New Credit Agreement (the “Eurocurrency Rate”) plus an applicable margin of 3.00% per annum. In addition, under the Second Amendment, the applicable margin for both Base Rate and Eurocurrency Rate loans under the Term Loan B Facility is fixed at the levels set forth above, rather than being subject to adjustment based on the pricing grid set forth in the original New Credit Agreement. The applicable margins for the term loan A facility and the revolving facility under the New Credit Agreement remain unchanged by the Second Amendment.

The Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the material terms of the Second Amendment is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Amendment No. 1 to the Separation Agreement

As previously disclosed, on May 1, 2012, the Company and WBG–PSS Holdings LLC, a Delaware limited liability company owned by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and the Company (“Parent”), entered into a Separation Agreement setting forth various agreements relating to the separation of the PLG Business from CBI (the “Separation Agreement”). On October 9, 2012, in connection with the closing of the Merger (as defined below), the Company and Parent entered into Amendment No. 1 to the Separation Agreement to clarify and confirm, among other things (i) the restructuring transactions with respect to CBI and its subsidiaries to facilitate the sale of the PLG Business, (ii) an agreement as to the division of CBI’s freely available cash, (iii) an agreement to waive the net working capital adjustment provisions contained in the Separation Agreement, (iv) details concerning the transfer of certain assets used in the respective businesses, and (v) details concerning the allocation of certain costs and expenses relating to the separation of the PLG Business from CBI. As provided in the Separation Agreement, upon consummation of the Acquisition Agreement (as defined below), all membership interests of Parent held by the Company or Wolverine Subsidiary (as defined below) were redeemed without payment. A summary of the terms of the Separation Agreement may be found in the Company’s Current Report on Form 8-K filed on May 4, 2012, which summary is incorporated herein by reference.

Amendment No. 1 to the Separation Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and the description of the material terms of Amendment No. 1 to the Separation Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 9, 2012, the Company completed its previously announced acquisition of the PLG Business of CBI. Pursuant to the terms of an Agreement and Plan of Merger, dated as of May 1, 2012 (the “Merger Agreement”), among the Company (solely with respect to specifically designated provisions set forth therein), CBI, Parent, and WBG–PSS Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into CBI (the “Merger”), with CBI surviving the Merger as a wholly-owned subsidiary of Parent.

Concurrently with the closing of the Merger, a wholly-owned subsidiary of the Company (“Wolverine Subsidiary”), pursuant to a Purchase Agreement (the “Acquisition Agreement”) among Parent, the Company (solely with respect to specifically designated provisions set forth therein) and Wolverine Subsidiary, acquired the assets and equity securities comprising the PLG Business in exchange for a cash payment of $1,237.2 million. The purchase price for the PLG Business was financed with approximately $83.9 million in cash-on-hand, the net proceeds of $862.7 million from the New Credit Agreement and the net proceeds of $368.0 million from the

144A Offering. The Company also paid at closing its proportionate share of tax costs related to the separation of the PLG Business from CBI and its proportionate share of other transaction costs. The total of these amounts, $16.8 million, are not included in the purchase price of the PLG Business.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

On October 9, 2012, in connection with the consummation by the Company of its acquisition of the PLG Business of CBI, the Company completed all conditions precedent for receipt of the initial funding under the New Credit Agreement and incurred $900 million of indebtedness thereunder, which was used to finance the acquisition and to pay fees and expenses in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of the PLG Business for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 and unaudited financial statements of the PLG Business for the 26 weeks ended July 28, 2012 and July 30, 2011 were filed with the SEC as Exhibit 99.6 to the Company’s Current Report on Form 8-K on September 24, 2012, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements reflecting the Company’s acquisition of the PLG Business are filed as Exhibit 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

(d) Exhibits:

4.1	Senior Notes Indenture, dated October 9, 2012, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association.

4.2	Form of 6.125% Senior Note due 2020 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated October 9, 2012, among the Company, the guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

10.1	Second Amendment to the Credit Agreement, dated as of October 8, 2012, among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as a lender, J.P. Morgan Europe Limited, as foreign currency agent, Wells Fargo Bank, National Association, as syndication agent and as a lender, Fifth Third Bank, as documentation agent and as a lender, and PNC Bank, National Association, as documentation agent and as a lender.

10.2	Amendment No. 1 to Separation Agreement, dated as of October 9, 2012, by and between the Company and WBG–PSS Holdings LLC.

99.1	Unaudited pro forma condensed combined financial information.

99.2	Audited financial statements of the PLG Business for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 and unaudited financial statements of the PLG Business for the 26 weeks ended July 28, 2012 and July 30, 2011, incorporated herein by reference to Exhibit 99.6 of the Company’s Current Report on Form 8-K, filed with the SEC on September 24, 2012.

Forward-Looking Statements

This report contains forward-looking statements. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others: the Company’s ability to realize the benefits of the acquisition of the PLG Business on a timely basis or at all; the Company’s ability to combine its businesses and the PLG Business successfully or in a timely and cost-efficient manner; the degree of business disruption relating to the acquisition of the PLG Business; the Company’s ability to successfully develop its brands and businesses; changes in interest rates, tax laws, duty structures, tariffs, quotas or applicable assessments in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences, spending patterns, buying patterns or price sensitivity; changes in future pension funding requirements and pension expenses; the ability to secure and protect owned intellectual property or use licensed intellectual property; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options, award new contracts or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders or at-once orders; changes in relationships with, including the loss of, significant customers; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems;

regulatory or other changes affecting the supply or price of materials used in manufacturing; the impact of regulatory or legal proceedings and legal compliance risks; the availability of power, labor and resources in key foreign sourcing countries, including China; the cost, availability and management of raw materials, inventories, services and labor for owned and contract manufacturers; the impact of competition and pricing; the impact of restrictions on, or changes in the value of, foreign currencies; the development of new initiatives; the risks of doing business in developing countries, and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions, including the financial and credit markets, on the Company, its suppliers and customers; acts and effects of war and terrorism; seasonality and weather; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; the failure to maintain the security of personally identifiable and other information of customers and employees; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2012	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Donald T. Grimes
Donald T. Grimes
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

4.1	Senior Notes Indenture, dated October 9, 2012, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association.

4.2	Form of 6.125% Senior Note due 2020 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated October 9, 2012, among the Company, the guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

10.1	Second Amendment to the Credit Agreement, dated as of October 8, 2012, among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as a lender, J.P. Morgan Europe Limited, as foreign currency agent, Wells Fargo Bank, National Association, as syndication agent and as a lender, Fifth Third Bank, as documentation agent and as a lender, and PNC Bank, National Association, as documentation agent and as a lender.

10.2	Amendment No. 1 to Separation Agreement, dated as of October 9, 2012, by and between the Company and WBG–PSS Holdings LLC.

99.1	Unaudited pro forma condensed combined financial information.

99.2	Audited financial statements of the PLG Business for the fiscal years ended January 28, 2012, January 29, 2011 and January 30, 2010 and unaudited financial statements of the PLG Business for the 26 weeks ended July 28, 2012 and July 30, 2011, incorporated herein by reference to Exhibit 99.6 of the Company’s Current Report on Form 8-K, filed with the SEC on September 24, 2012.

10